UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014

REVOLUTIONS MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-28629	73-1526138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 Marina Drive, 3rd Floor Charleston, SC 29492
(Address of Principal Executive Offices)

(843) 971-4848

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2014, the Board of Directors (the “Board”) of Revolutions Medical Corporation (the “Company”) accepted the resignation of Vincent L. Olmo as Chief Operating Officer of the Company. Mr. Olmo’s resignation is not a result of any disagreement with the Company or its executive officers, or any matter relating to the Company’s operations, policies or practices. Mr. Olmo’s resignation was effective as of July 31, 2014.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTIONS MEDICAL CORPORATION

Date: August 6, 2014	By:	/s/ Rondald L. Wheet
Rondald L. Wheet
Chief Executive Officer